Exhibit 99.1

ARCP and Cole Merge to

Create World’s Largest Net Lease REIT

Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements”

(as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect American Realty

Capital Properties, Inc.’s (“ARCP”), CapLease, Inc.’s (“CapLease”), American Realty Capital Trust IV, Inc.’s (“ARCT IV”) and

Cole Real Estate Investments, Inc.’

(“Cole”) expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, whether and when the transactions contemplated by any of the merger agreements will be consummated, the combined company’s plans, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the combined company, including regarding future dividends and market valuations, and estimates of growth, including funds from operations and adjusted funds from operations and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of any of the merger agreements; (2) the inability to complete the LSE merger or failure to satisfy other conditions to completion of the LSE merger; (3) the inability to complete the ARCT IV merger due to the failure to obtain ARCT IV stockholder approval of the ARCT

IV merger or the failure to satisfy other conditions to completion of the ARCT IV merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the ARCT IV merger; (4) the inability to obtain regulatory approvals for the Cole merger transaction and the approval by ARCP’s stockholders of the issuance of ARCP common stock in connection with the Cole merger and the approval by Cole’s stockholders of the Cole merger; (5) risks related to disruption of management’s attention from the ongoing business operations due to the proposed mergers; (6) the effect of the announcement of the proposed mergers on ARCP’s, LSE’s, ARCT IV’s or Cole’s relationships with their respective customers, tenants, lenders,

operating results and businesses generally; (7) the outcome of any legal proceedings relating to any of the mergers or the merger agreements; and (8) risks to consummation of the mergers, including the risk that the mergers will not be consummated within the expected time period or at all. Additional factors that may affect future results are contained in ARCP’s, LSE’s, ARCT IV’s and

Cole’s filings with the U.S. Securities and Exchange Commissions (“SEC”), which are available at the SEC’s website at

www.sec.gov. ARCP, LSE, ARCT IV and Cole disclaim any obligation to update and revise statements contained in these

materials based on new information or otherwise.

Forward-Looking Statements

Executive Summary

Merger Creates the World’s Largest Net Lease REIT: 64% larger than the closest comparable net lease REIT.

Size and scale create operating and revenue efficiencies including lower cost of capital, superior growth opportunities and higher investor returns.

Significant Operating Efficiencies:

$70 million of annual expense synergies expected in the first year.

Financial Benefits Include Dividend Increase and AFFO Growth:

Dividend per share on closing increases to

$1.00. 86%

(1)

AFFO payout ratio still allows for future dividend increases during 2014. Guidance for 2014 AFFO growth estimates updated to $1.13 –

$1.19 per share (fully diluted)

(1)

.

Best-in-Class Portfolio: Superior diversification by asset type tenancy, industry and geography, 47% investment grade tenancy, 99% occupied, 11 years remaining average lease term.

Deleveraging:

Net debt to EBITDA ratio declines from 9.1x to 7.7x by year-end 2014. Including preferred securities, net debt to EBITDA ratio declines from 11.2x to 8.7x

(1)

.

Exceptional Human Capital: Unification of ARCP and Cole management teams forge competitive advantage from deep industry knowledge and broad industry relationships.

Extensive Portfolio Integration Experience: ARCP has extensive experience managing all aspects of approximately $12 billion of mergers and announced acquisitions year-to-date.

(1) Assumes Cole stockholders elect merger consideration of 80% common stock and 20% cash.

Summary of Material Merger Terms

Consideration per Cole Common Share:

1.0929 ARCP shares fixed exchange ratio or $13.82 cash

Aggregate cash election limited to 20% (subject to proration)

Implied stock consideration of $14.59 represents a 13.8% premium to Cole stockholders based on

closing price on October 22, 2013

Common Dividend:

ARCP common dividend increases $0.06 from $0.94

(1)

to $1.00 per share at closing:

-

ARCP stockholders: 6.4% dividend increase

-

Cole stockholders: 51.8%

(2)

dividend increase

Financing:

$2.75 billion fully committed financing provided by Barclays

Timing:

Closing expected in first half of 2014

Subject to SEC review, stockholder vote of both companies and other closing conditions

(1)

ARCP will increase its current dividend of $0.91 to $0.94 per share upon the earlier to close of transaction with ARCT IV or CapLease.

(2)

Based on an exchange ratio of 1.0929 multiplied by ARCP pro forma dividend per share of $1.00 and Cole’s existing dividend per share of $0.72.

ARCP Acquiring Cole for $11.2 Billion (including assumption of debt)

Stockholder Benefits

Net Lease Leadership

Net Lease Leadership: World’s Largest Net Lease REIT

Enterprise Value ($ in billions)

64% Larger than Closest Comparable

(1)

Source: SNL Financial and Company models.

(1) Based on ARCP stock price of $13.35 as of market close on October 22, 2013. Represents pro forma balances including the completion of the CapLease merger, ARCT IV merger, the remaining acquisitions of the Inland and Fortress portfolios and other pipeline properties.

(2) WPC includes announced acquisition of CPA:16.

(2)

(1)

$25.0 $20.0 $15.0 $10.0 $5.0 $0.0

$21.5 $13.1 $10.6 $10.3 $9.9 $6.1 $5.5 $4.5 $3.6 $0.6

ARCP Pro Forma O WPC ARCP COLE NNN SRC LXP CSG ADC

2014 AFFO Multiple: Sector Leader vs. Peers

2014 Dividend Yield: Sector Leader vs. Peers

Source: SNL Financial, IBES median consensus estimates. Market data as at October 22, 2013.

Note: Industrial sector average includes DCT, DRE, EGP, FPO, FR,

LRY, REXR, STAG, TRNO. Office sector average includes BDN, BPO, CLI, CUZ,

CWH, DEI, GOV, HIW, HPP, KRC, LRY, OFC, PDM, PKY, PSB, SLG, VNO,

WRE. Multifamily sector average includes ACC, AEC, AIV, AMH, ARPI,

AVB, BRE, CCG, CPT, EDR, ELS, ESS, HME, MAA, PPS, SUI, UDR, UMH.

Malls sector average includes TCO, SKT, GGP, WDC, MAC, GRT, PEI,

CBL.

Net Lease Leadership: Valuation Benefits of Scale;

AFFO Multiple and Dividend Yield

22.7x

19.7x

15.9x

15.0x

Industrial

Office

ProLogis

Sector Avg

Sector Avg

Boston

Properties

6.8x premium

4.7x premium

18.0x

16.2x

Multifamily

Sector Avg

Equity

Residential

1.8x premium

2.8%

2.4%

3.7%

3.7%

Industrial

Office

Sector Avg

Sector Avg

90 bps premium

130 bps premium

2.9%

4.2%

Multifamily

Sector Avg

130 bps premium

17.1x

14.8x

Malls

Sector Avg

Simon

Property

Group

2.3x premium

2.9%

3.4%

Malls

Sector Avg

50 bps premium

ProLogis

Boston

Properties

Simon

Property

Group

Equity

Residential

Net Lease Leadership: S&P 500 Constituency

Broader "Permanent" Ownership | Added Liquidity and Price Support | Increased Research Coverage

	REIT Name	Equity Cap (mm)	Industry	S&P 500 Inclusion	Dividend Yield	# of Analysts
1	Simon Property Group, Inc.	$49,575	Regional Mall	Yes	2.9 %	27
2	American Tower Corporation (REIT)	31,651	Specialty	Yes	1.4 %	23
3	Public Storage	29,487	Self-Storage	Yes	2.9 %	22
4	Weyerhaeuser Company	17,660	Specialty	Yes	2.9 %	15
5	Equity Residential	19,988	Multi-family	Yes	2.9 %	23
6	Prologis, Inc.	20,283	Industrial	Yes	2.8 %	20
7	HCP, Inc.	19,381	Health Care	Yes	4.9 %	18
8	Ventas, Inc.	19,306	Health Care	Yes	4.1 %	15
9	Health Care REIT, Inc.	18,643	Health Care	Yes	4.7 %	19
10	AvalonBay Communities, Inc.	17,372	Multi-family	Yes	3.2 %	22
11	Vornado Realty Trust	16,773	Diversified	Yes	3.3 %	14
12	Boston Properties, Inc.	16,667	Office	Yes	2.4 %	22
13	Host Hotels & Resorts, Inc.	13,913	Hotel	Yes	2.6 %	24
	ARCP Pro Forma(1)	**9,292**	Net Lease		7.5%	5
14	Kimco Realty Corp.	8,615	Shopping Center	Yes	4.0%	22
15	Macerich Company	8,325	Regional Mall	Yes	3.9%	21
				Peer Average:	**3.3%**	**21**

Source: SNL Financial. Peer equity capitalization as of October 22, 2013.

(1) Represents pro forma balances including the completion of the CapLease merger, ARCT IV merger, the remaining acquisitions of the Inland and Fortress portfolios and other pipeline properties, plus the proposed Cole merger. Dividend yield reflects $1.00 per share based on ARCP closing price on October 22, 2013. Assumes Cole stockholders elect merger consideration of 80% common stock and 20% cash.

• COLE • REAL ESTATE INVESTMENTS®

American Realty Capital Properties

8

Net Lease Leadership: Greater MSCI US REIT Index

(“RMZ”) Weighting

Source: SNL Financial as of October 22, 2013.

(1) ARCP represents pro forma balances including the completion of the CapLease merger, ARCT IV merger,

the remaining acquisitions of the Inland and Fortress portfolios and other pipeline properties. Assumes Cole stockholders

elect merger consideration of 80% common stock and 20% cash.

RMZ Top 15 | Superior Access to Capital | Enhanced Ability to Fund Future Growth

Company

Market Cap

(% of Total RMZ)

3-Month Avg. Daily Trading

Volume ($ in millions)

1

Simon Property Group

8.8%

$195

2

Public Storage

5.3%

87

3

General Growth Properties

3.6%

69

4

Equity Residential

3.6%

93

5

Prologis

3.5%

87

6

HCP

3.5%

122

7

Ventas

3.4%

102

8

Health Care REIT

3.3%

110

9

AvalonBay Communities

3.1%

82

10

Vornado Realty Trust

3.0%

72

11

Boston Properties

3.0%

92

12

Host Hotels & Resorts

2.5%

112

ARCP Pro Forma

(1)

1.6%

156

13

SL Green Realty Corp

1.6%

60

14

Kimco Realty Corp

1.5%

69

15

Macerich Co

1.5%

50

Top 15

51.2%

$1,402

Net Lease Leadership: Sector Growth and Consolidation

Source: SNL Financial as of October 22, 2013.

(1)2013 ARCP represents pro forma balances including the completion of the CapLease merger, ARCT IV merger,

the remaining acquisitions of the Inland and Fortress portfolios and other pipeline properties.

(2) WPC includes announced acquisition of CPA:16.

ARCP(1) COLE ADC CSG SRC LSE WPC(2) LXP NNN O

$70 $60 $50 $40 $30 $20 $10 $0

Billions

Total Enterprise Value — Net Lease Peers

$13.1

$13.9

$16.5

$18.7

$32.1

$64.2

(1)

Ticker

(2)

2008

2009

2010

2011

2012

Net Lease Leadership: Capitalizing on Consolidation

Greater Sector Acceptance

Previously characterized as “other”

and under-covered, the net lease sector is now

highly relevant due to growth and consolidation

-

Over $27 billion in net lease M&A in the last 24 months

Stable Income Investment:

Attractive for investors seeking dividend generation and income stability

Scale Advantages:

Increased scale creates operating and revenue synergies

-

Superior access to deals

-

Ability to absorb larger transactions

-

Strategic partner to corporate real estate –

lead dialogue on sale-leaseback

and conversion

Consolidation:

Similar M&A trends as in other sectors: Healthcare, Industrial, and Self-Storage

Size and Skill Matters:

Leaders and innovators accelerate while competitors lag

Stockholder Benefits

Best-in-Class Portfolio

Best-in-Class Portfolio

Properties

3,732

Total Square Feet

102 million

Investment Grade (by

Rent)

47%

Occupancy

99%

Average Remaining

Lease Term (by Rent)

11 years

Enterprise Value

(2)

$21.5 billion

Pro Forma

Source: SNL Financial, SEC Filings and Company models.

(1) Represents pro forma balances including the completion of the CapLease merger, ARCT IV merger,

the remaining acquisitions of the Inland and Fortress portfolios and other pipeline properties.

(2) Based on ARCP and Cole stock price as of market close on October

22, 2013.

Largest and Highest Quality Net Lease REIT

(1)

100% of Top 10

Tenants are Rated

% of Rent Rating

3.5%

BBB

3.1%

A-

2.9%

BBB+

2.5%

BBB-

2.1%

BBB

2.0%

BB+

2.0%

B

1.9%

BBB-

1.9%

AA+

1.8%

A

Total

23.7%

83.1%

Best-in-Class Portfolio: Leading Investment Grade

Tenancy Among Top 10 Tenants

ARCP Pro Forma(1)

100% of Top 10 Tenants are Rated

16.9% 83.1%

Investment Grade Rated

Non-Investment Grade

Strong and Diverse Tenant Base

Note: Weighted based on GAAP rent, including multi-tenant assets owned by Cole.

(1) Represents pro forma balances including the completion of the CapLease merger, ARCT IV merger,

the remaining acquisitions of the Inland and Fortress portfolios and other pipeline properties, plus the proposed Cole merger.

Single Tenant Retail

Single Tenant Industrial/Distribution

Single Tenant Office

Multi-Tenant Retail

54.9%

26.2%

18.9%

23.9%

11.1%

51.1%

13.9%

ARCP

ARCP Pro

Forma

Source: SNL Financial, SEC Filings and Company models.

Note: Weighted by unadjusted book value.

(1) Represents pro forma balances including the completion of the CapLease merger, ARCT IV merger,

the remaining acquisitions of the Inland and Fortress portfolios and other pipeline properties.

Best-in-Class Portfolio: Asset Diversification

COLE

46.3%

21.0%

25.0%

7.7%

(1)

ARCP

(1)

ARCP Pro

Forma

(1)

COLE

Best-in-Class Portfolio:

Geographic Diversification

State

%

State

%

State

%

TX

10.7%

TX

16.3%

TX

13.2%

IL

7.0%

GA

8.2%

FL

6.3%

PA

6.1%

AZ

8.1%

IL

6.2%

FL

6.0%

CA

7.4%

CA

6.2%

CA

5.1%

FL

6.8%

GA

5.8%

MO

4.3%

IL

5.3%

AZ

4.1%

OH

4.3%

NJ

3.4%

PA

4.0%

IN

4.2%

OH

3.2%

OH

3.8%

GA

4.0%

MI

3.2%

MI

3.4%

MI

3.6%

SC

3.0%

IN

3.1%

55.3%

64.8%

56.1%

Source: SNL Financial, SEC Filings and Company models.

Note: Weighted based on unadjusted book value.

(1) Represents pro forma balances including the completion of the CapLease merger, ARCT IV merger,

the remaining acquisitions of the Inland and Fortress portfolios and other pipeline properties with Cole.

(1)

Based on percentage of GAAP rent. Represents pro forma balances including the completion of the CapLease merger,

ARCT IV merger, the remaining acquisitions of the Inland and Fortress portfolios and other pipeline properties with Cole.

4.0% of Leases Mature on Average in the Next 5

Years

Best-in-Class Portfolio: Attractive Lease Maturity

Profile

Weighted Average Remaining Lease Term: 11 Years

ARCP Pro Forma Lease Maturities — Next 5 Years(1)

0.2 0.18 0.16 0.14 0.12 0.1 0.08 0.06 0.04 0.02 0

41640 42005 42370 42736 43101

0.015694376 2.8% 4.1% 6.3% 5.2%

Stockholder Benefits

Financial Benefits

AFFO Growth:

2014

AFFO guidance of $1.13 to $1.19 per share, compared with 2013 guidance of $0.91 to

$0.95 per share. Updated guidance still allows for future dividend increases during 2014.

Increase in Dividends:

Increased annualized dividend $0.06 to $1.00 per share at closing. This represents a payout ratio of 85% to 90%, allowing for future dividend increases during 2014. For Cole stockholders who elect to receive all stock, annualized dividends per share will increase by approximately $0.37 or

51.8%

(1)

Operational Efficiencies and Cost Reductions:

$70 million of annual expense synergies expected in the first year largely through the reduction and elimination of duplicate overhead costs and other non-essential expenses.

Combined Lower Cost of Capital:

Potential ability for the shares of the combined company to trade at a higher AFFO multiple, in line with its peer set, could result in a significantly lower overall cost of equity.

Improved Leverage Profile:

Debt to EBITDA ratio declines from 9.1x to 7.7x by year-end 2014

(2)

. Including

preferred securities, debt to EBITDA ratio declines from 11.2x to 8.7x.

Financial Benefits: Overview

(1)

Based on an exchange ratio of 1.0929 multiplied by ARCP pro forma dividend per share of $1.00.

(2)

Assumes Cole stockholders elect merger consideration of 80% common stock and 20% cash.

Pro Forma Earnings Guidance

Anticipated Cole merger closing: First Half 2014

Low

High

2014 FFO / share (fully diluted)

$1.14

$1.20

2014 AFFO / share (fully diluted)

$1.13

$1.19

ARCP 2014 Updated Guidance

Pro Forma Leverage

12/31/13

(1)

(Pre-Cole Merger)

12/31/14

(1)

(Post-Cole Merger)

Net Debt / EBITDA

9.1x

7.7x

Net Debt + Preferred / EBITDA

11.2x

8.7x

Net Debt / Gross Assets

59%

51%

2014 Key Assumptions:

$11.2B purchase price for Cole,

including estimated transaction

costs

Cole stockholders elect 80%

stock, 20% cash

$70M of expense synergies

$0.06 dividend increase to

$1.00/share (86% AFFO payout

ratio)

$2.0B aggregate organic

acquisitions

Fully diluted weighted average

shares: 660M

YE fully diluted shares: 800M

(1)

Assumes the completion of the CapLease merger, ARCT IV merger and the remaining acquisitions of the

Inland and Fortress portfolios.

AFFO payout ratio of 85 to 90% provides room for future dividend growth

(1) Based upon dividend increase to $1.00 per share after the closing of the Cole transaction.

(2) Dividends based on dividend rate at the end of each period.

(3) Effective with the earlier to close of the ARCP’s merger with LSE and ARCP’s merger with ARCT IV.

Financial Benefits: Increased Dividend

8th Increase in ARCP’s Annualized Dividend(1)

Historical Annualized Dividend(2)

$1.020 $1.000 $0.980 $0.960 $0.940 $0.920 $0.900 $0.880 $0.860 $0.840 $0.820 $0.800

Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013

ARCP Current Pro Forma (3)

ARCP+ COLE

$0.875 $0.880 $0.885 $0.890 $0.895 $0.900 $0.910 $0.940 $1.000

($ in millions)

Executive compensation

$ 4.5

Attrition

13.6

Stock compensation

7.8

G&A expense reduction

16.7

Corporate expense elimination

27.7

Total Synergies

$ 70.3

Combined G&A before synergies

$246.0

Synergies % of G&A

29%

$70 Million of Synergies in Year One

Financial Benefits: Expected Synergies

Integration

Significant Experience

Integration Experience

ARCP has extensive experience managing all aspects of merger integration

Focus on minimizing integration risks

Approximately $12 billion of Mergers and Announced Portfolio

Acquisitions Year-to-Date

Announced August 2013

$502,000,000

Portfolio

Acquisition

$774,000,000

Closed June 2013

Portfolio

Acquisition

$2,200,000,000

Expected to Close Q4 2013

Merger

Closed February 2013

$3,100,000,000

Merger

Expected to Close Q4 2013

$3,000,000,000

Merger

Announced August 2013

$2,000,000,000

Full Year Organic

Acquisitions

Cole Private Capital Management: Here to Stay

Cole Today:

Premier Sponsor:

A premier net lease non-traded REIT sponsor with more than $8.1 billion equity capital raised since

2007

Powerful Distribution Capacity:

Deep broker-dealer and financial advisor relationships across the entire non-traded REIT industry

Proven Real Estate Experience:

Proven real estate acquisition and operating expertise

-

Acquired over $14 billion of net lease real estate over past 10 years

-

Large, dedicated real estate team of 129 employees

Cole Tomorrow:

Business as Usual:

Continues to contribute meaningfully to revenue

Maintain Cole Brand/Retain Key Executives:

Retain key executives who will continue to operate under Cole brand

Sole Sponsor/Operator Net Lease Programs:

AR Capital, LLC has ceased to sponsor new retail net lease offerings

Average of $2 billion raised annually for direct investment net lease programs since 2010

Office, Industrial &

Build-to-Suit

Retail & Warehouse

Distribution

Restaurants

Private Capital

Management

General Counsel

Chief Operating Officer

Chief Financial Officer

President

Pro Forma Organizational Chart

Supported by a team of over 100 professionals

Asset Management

Property

Management

Accounting

Legal

Human

Resources

Capital

Markets

Originations

Underwriting

Due Diligence

Financing

Investor

Relations

Marketing

Board of Directors

6 Independent Directors, including addition of 2 Independents from Cole

Chief Executive Officer

Experienced

Senior Management

Experience in building and

managing publicly traded and non-

traded companies

Expertise in constructing and

managing net lease real estate

portfolios

Skill in navigating capital

markets

Best-in-Class Portfolio

High quality properties: Main & Main locations, strong credit quality tenant roster and brand identity

Stable income with outsized growth potential

Diversified by tenant, industry, geography and property type

Value

Proposition

Enhanced Scale and

Competitiveness

Durable Dividends

Principal Protection

Outsized Growth Potential

Strong, Flexible

Balance Sheet

Cost of Capital Advantage

Operational Efficiencies and

Cost Reductions

Financial capacity

Financial flexibility

ARCP Offers a Compelling Value Proposition

Non-GAAP –

FFO/AFFO

Reconciliation

2014

Low

High

Net income attributable to stockholders (in accordance with GAAP)

$0.53

$0.59

Acquisition and transaction related costs

$0.04

$0.04

Depreciation and amortization

$0.57

$0.57

FFO

$1.14

$1.20

Amortization of deferred financing costs

$0.02

$0.02

Straight-line rent

($0.05)

($0.05)

Non-cash equity compensation expense

$0.02

$0.02

AFFO

$1.13

$1.19

Non-GAAP –

FFO/AFFO Reconciliation

Funds from Operations and Adjusted Funds from Operations

ARCP considers funds from operations (“FFO”) and AFFO, which is FFO as adjusted to exclude acquisition-related fees and expenses, amortization of above-market lease assets and liabilities, amortization of deferred financing costs, straight-line rent, non-

cash mark-to-market adjustments, amortization of restricted stock, non-cash compensation and gains and losses useful indicators of the performance of a REIT. Because FFO calculations exclude such factors as depreciation and amortization of real estate assets and gains or losses from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), they facilitate comparisons of operating performance between periods and between other REITs in our peer group. Accounting for real estate assets in accordance with generally accepted accounting principles (“GAAP”) implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered the presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.

FFO and AFFO are not in accordance with, or a substitute for, measures prepared in accordance with GAAP, and may be different from non-GAAP measures used by other companies. In addition, FFO and AFFO are not based on any comprehensive set of

accounting rules or principles. Non-GAAP measures, such as FFO and AFFO, have limitations in that they do not reflect all of the amounts associated with ARCP's results of operations that would be reflected in measures determined in accordance with GAAP.

These measures should only be used to evaluate ARCP's performance in conjunction with corresponding GAAP measures.

Additionally, ARCP believes that AFFO, by excluding acquisition-related fees and expenses, amortization of above-market lease assets and liabilities, amortization of deferred financing costs, straight-line rent, non-cash mark-to-market adjustments,

amortization of restricted stock, non-cash compensation and gains and losses, provides information consistent with management's analysis of the operating performance of the properties. By providing AFFO, ARCP believes it is presenting useful information that assists investors and analysts to better assess the sustainability of our operating performance. Further, ARCP believes AFFO is useful in comparing the sustainability of our operating performance with the sustainability of the operating performance of other real estate companies, including exchange-traded and non-traded REITs.

As a result, ARCP believes that the use of FFO and AFFO, together with the required GAAP presentations,

provide a more complete understanding of our performance relative to our peers and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed Cole merger, ARCP and Cole expect to prepare and file with the SEC a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents with respect to ARCP’s proposed acquisition of Cole. The joint proxy/prospectus will contain important information about the proposed transaction and related matters. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL

AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS

FILED BY ARCP OR COLE

WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE

THEY WILL CONTAIN

IMPORTANT INFORMATION ABOUT ARCP, COLE AND THE PROPOSED COLE MERGER.

Investors and stockholders of ARCP and Cole may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by ARCP and Cole with the SEC (if and when they become available)

through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by ARCP with the SEC are also available free of charge on ARCP’s website at www.arcpreit.com and copies of the documents filed by Cole with the SEC are available free of charge on Cole’s website at www.ColeREIT.com.

ARCP, Cole, AR Capital, LLC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ARCP’s and Cole’s stockholders in respect of the proposed Cole merger. Information regarding

ARCP’s directors and executive officers can be found in ARCP’s definitive proxy statement filed with the SEC on April 30, 2013.

Information regarding Cole’s directors and executive officers can be found in Cole’s definitive proxy statement filed with the SEC on April 11, 2013. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the

SEC in connection with the proposed Cole merger if and when

they become available. These documents are available free of charge on the SEC’s website and from ARCP or Cole, as applicable,

using the sources indicated above.

Additional Information about the Cole Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed ARCT IV merger, ARCP and ARCT IV expect to prepare and file with the SEC an amendment to their proxy statement/prospectus and ARCP expects to prepare and file with the SEC an amendment to its registration statement on Form S-4 and other documents with respect to ARCP’s proposed acquisition of ARCT IV. INVESTORS

ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND REGISTRATION STATEMENT (INCLUDING

ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC

IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT

THE PROPOSED ARCT IV MERGER.

Investors may obtain free copies of the registration statement, the proxy statement/prospectus and other relevant documents filed by ARCP and ARCT IV with the SEC (if and when they become available) through the website maintained by the SEC at

www.sec.gov. Copies of the documents filed by ARCP with the SEC are also available free of charge on ARCP’s website at

www.arcpreit.com and copies of the documents filed by ARCT IV with the SEC are available free of charge on ARCT IV’s website at www.arct-4.com.

ARCP, ARCT IV, AR Capital, LLC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ARCT IV’s stockholders in respect of the proposed ARCT IV merger. Information regarding ARCP’s directors and executive officers can be found in ARCP’s definitive proxy statement filed with the SEC on April 30, 2013.

Information regarding ARCT IV’s directors and executive officers can be found in ARCT IV’s definitive proxy statement filed with the SEC on April 30, 2013. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus, the registration statement and other relevant documents filed with the SEC in connection with the proposed ARCT IV merger if and when they become available. These documents are available free of charge on the SEC’s website and from ARCP or ARCT IV, as applicable, using the sources indicated above.

Additional Information about the ARCT IV Merger and Where to Find It